UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 10, 2025
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, in connection with the transition of Executive Chairman Thomas J. Nimbley to the role of non-executive Chairman of the Board of Directors of PBF Energy Inc. (“PBF Energy”) and pursuant to Sections 1 and 8(c) of that certain Amended and Restated Employment Agreement dated as of May 3, 2023 (the “Employment Agreement”) between Mr. Nimbley and PBF Investments LLC (the “Company”), a Non-Renewal Notice (as defined in the Employment Agreement) was provided by the Company to Mr. Nimbley advising him that the Employment Agreement will terminate upon the expiration of the Stated Term (as defined in the Employment Agreement) on June 30, 2025. As of that date, Mr. Nimbley will cease employment with PBF Energy and its subsidiaries but, subject to his re-election as a director at the 2025 Annual Meeting of Stockholders, will continue to serve on the Board. On March 10, 2025, subject to his re-election at the 2025 Annual Meeting, the Board of Directors of PBF Energy approved Mr. Nimbley’s appointment as PBF Energy’s non-executive Chairman of the Board effective July 1, 2025 (the “Effective Date”). As the non-executive Chairman of the Board, from the Effective Date, Mr. Nimbley will receive the same compensation as the other non-management directors.

Item 7.01 Regulation FD Disclosure

On March 11, 2025, PBF Energy Inc. issued a press release regarding the transition of Thomas J. Nimbley to the role of non-executive Chairman of the Board. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated March 11, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	March 11, 2025	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	March 11, 2025	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary